SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
SUBSEQUENT EVENTS

19.	SUBSEQUENT EVENTS

On February 6, 2026 1,196 warrants were exercised from the February 2024 issuance for proceeds of $5,265 USD ($7,168 CAD).

On February 23, 2026, the Company announced that it completed an underwritten share placement of 5,030,000 common shares and 2,120,000 pre-funded warrants. Each unit was sold at a price of $7.00 USD for gross proceeds of $50 million ($68.4 million CAD). Net proceeds of $31.8 million USD ($43.5 million CAD) was received after share issue costs of $3,403,311 USD ($4,658,792 CAD). The pre-funded warrants have an exercise price of $0.00014 CAD and may be exercised at any time until they are exercised in full. As part of this transaction 357,500 warrants were issued to the underwriter with an exercise price of $11.98744 CAD ($8.75 USD) and will have a term of 3 years.

On March 3, 2026 1,413,531 of the pre-funded warrants from the February 2026 issuance were exercised using the cashless exercise option. The resulting number of shares issued was 1,413,511.

On March 6, 2026 689,865 of the pre-funded warrants from the February 2026 issuance were exercised using the cashless exercise option. The resulting number of shares issued was 689,854.

On March 10, 2026 16,604 of the pre-funded warrants from the February 2026 issuance were exercised using the cashless exercise option. The resulting number of shares issued was 16,603.